EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Creative Bakeries, Inc. (the "Company") on form 10-QSB for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on or about the date hereof, I Ronald Schutte President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, that

(i)   the Report  fully  complies  with the  requirements  of Section  13(a) and
      Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


Date: November 15, 2004

/s/ Ronald Schutte
-------------------------------------
Ronald Schutte
President and Chief Executive Officer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO CREATIVE BAKERIES, INC. AND WILL BE RETAINED BY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSIONS OR ITS STAFF UPON REQUEST.


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